EXHIBIT NUMBER 10.73

                      NINETEENTH AMENDMENT TO POSTPETITION
                                CREDIT AGREEMENT

         THIS NINETEENTH AMENDMENT TO POSTPETITION CREDIT AGREEMENT, dated as of July 23, 2000 (this "Amendment"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession, LEVITZ FURNITURE CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession, LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession, LEVITZ REINSURANCE CORPORATION, JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession, and JOHN M. SMYTH REALTY COMPANY, an Illinois corporation and a debtor and debtor in possession and LEVITZ FURNITURE COMPANY OF MASSACHUSETTS, INC., a Massachusetts corporation (collectively, the "Borrowers"), each Revolving Lender and Overadvance Term Lender signatories hereto (collectively, the "Lenders") and BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as collateral agent and agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Postpetition Credit Agreement dated as of September 5, 1997, as amended (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Lenders and the Agent.

                             PRELIMINARY STATEMENTS:

         A. The Borrowers, the Lenders and the Agent are parties to the Credit Agreement.

         B. The Borrowers have requested that the Lenders and the Agent amend the Credit Agreement in certain respects.

         C. The Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions of this Amendment.

                                   AGREEMENT:

         In consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent agree as follows:

1.       Amendments to Credit Agreement.

         On the date each of the conditions set forth in Section 2 is satisfied by the Borrowers (the "Closing Date"), the Credit Agreement is amended as follows:

         1.1 The definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         Borrowing Base means, at any time, the sum at such time of:

                  (a) the Fixed Asset Sublimit, plus

                  (b) eighty-five percent (85%) of Eligible Accounts Receivable, plus

                  (c) seventy-five percent (75%) of Eligible Inventory; provided that the foregoing percentage may be adjusted by the Agent in the exercise of its Permitted Discretion based upon appraisals of the Borrowers' inventory prepared from time to time at the Agent's or the Majority Lenders' direction, plus

                  (d) solely for the purposes of accepting the borrowing of an Initial Overadvance, $10,000,000 (the "Initial Overadvance Amount"); provided, that, effective as of the earlier to occur of (i) ten (10) Business Days after the date on which the Overadvance Term Lender receives notice from the Agent that Excess Availability is less than $12,000,000 as contemplated under clause (i) of Article 2C or (ii) the date on which the proceeds of an Initial Overadvance are received by the Agent for the account of the Debtors, the Initial Overadvance Amount will be automatically reduced to zero (-0-); and provided further, that (I) in the event that the principal amount of any Initial Overadvance is repaid as contemplated under Article 2C, the Initial Overadvance Amount will automatically be reestablished at $10,000,000 and (ii) notwithstanding anything to the contrary contained in this Agreement or any of the other Credit Documents, (x) only the Overadvance Term Lender shall have any obligation to fund an Initial Overadvance and (y) prior to any date on which the Initial Overadvance Amount is reduced to zero pursuant to the initial proviso to this paragraph (d), the Revolving Lenders shall have no obligation whatsoever to make any Revolving

         Loan or other extension of credit under this Agreement to the extent that, immediately before or after giving effect to such Revolving Loan or extension of credit, Excess Availability is less than $10,000,000, plus

                  (e) at any time that an Initial Overadvance is then outstanding, an amount (the "Subsequent Overadvance Amount") equal to the lesser of (x) $5 million and (y) the Unfunded Subsequent Overadvance Commitment. For the purpose hereof, the "Unfunded Subsequent Overadvance Commitment" shall mean, at any date, the commitment of the Overadvance Term Lender to fund Subsequent Overadvance Term Loans in an amount equal to $45,000,000 minus the aggregate principal amount of all Subsequent Overadvance Term Loans made by the Overadvance Term Lender prior to such date pursuant to
         Article 2C(ii) hereof plus the aggregate principal amount of all Subsequent Overadvance Term Loans repaid by the Borrowers to the Overadvance Term Lender prior to such date pursuant to Article 2C(ii) hereof. Notwithstanding anything to the contrary contained in this Agreement or any of the other Credit Documents, (x) only the Overadvance Term Lender shall have any obligation to fund a Subsequent Overadvance and (y) unless the Unfunded Subsequent Overadvance Commitment is zero, the Revolving Lenders shall have no obligation whatsoever to make any Revolving Loan or other extension of credit under this Agreement to the extent that, immediately before or after giving effect to such Revolving Loan or extension of credit, Excess Availability is less than $5,000,000, less

                  (f) the aggregate amount of the Borrowers' allowed professional fees and disbursements to which the Postpetition Obligations and the Prepetition Obligations may be subordinated pursuant to the Interim Financing Order and the Permanent Financing Order following a Default or an Event of Default; less

                  (g) an amount equal to one hundred percent (100) of the Net Cash Disposition Proceeds from any Asset Disposition with respect to any real property, other fixed assets or any leasehold interest in real property of any Borrower;

         provided, that so long as the LFC Funds Administrator has delivered a current Borrowing Base Certificate to the Agent in accordance with the requirements of Section 7.2, the Agent may rely on such Borrowing Base Certificate for purposes of computing the amounts referred to in clauses (b) and (c) above.

         In addition, the Agent, in the exercise of its Permitted Discretion, may (i) establish and increase or decrease reserves against Eligible Accounts Receivable and Eligible Inventory, (ii) reduce the advance rates provided for in this definition, or restore such advance rates to any level equal


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

         to or below the advance rates in effect as of the date of this Credit Agreement, and (iii) impose additional restrictions (or eliminate the same) to the standards of eligibility set forth in the definitions of "Eligible Accounts Receivable" and "Eligible Inventory". The Agent will not increase the advance rates without receiving prior consent of the Majority Term Lenders and the Overadvance Term Lender.

         1.2 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such Section in proper alphabetical order:

         Secondary Notes mean the additional notes to be issued monthly by the Borrowers to the Overadvance Term Lender, in form and substance satisfactory to the Agent and Overadvance Term Lender, for fees incurred by the Borrowers pursuant to the terms of the Fifth Amended and Restated Overadvance Term Note. The Secondary Notes shall be secured by an interest in the Collateral pari passu with the Overadvance Term Loan.

         1.3 Article 2C to the Credit Agreement is hereby amended by amending and restating subsection (ii) thereof in its entirety to read as follows:

                  (ii) at any time that a Initial Overadvance is outstanding, and upon receipt of notice from the Agent that Excess Availability is less than $6,000,000 (which amount shall include the amount set forth in subsection (e) in the definition of Borrowing Base), the Overadvance Term Lender will make term loans (each a "Subsequent Overadvance") to the Borrowers, as soon as reasonably practicable and in no event more than 10 Business Days after receiving such notice from the Agent, each in the original principal amount of $5,000,000. In no event may more than nine Subsequent Overadvances be outstanding at any time. Notwithstanding anything to the contrary contained in Section 4.7B and
         Section 4.11 and provided that no Default or Event of Default then exists, Borrowers shall repay the principal amount of one or more Subsequent Overadvance(s) if Excess Availability, determined on a pro forma basis after giving effect to such payment, would have been equal to or greater than $7,000,000 for the five (5) consecutive Business Days prior to the date of such prepayment.

         1.4      No Permitted Prepayment of Overadvance Term Loan.

                  Until payment in full of all Postpetition Obligations in respect of Revolving Loans, Term Loans and Letter of Credit Obligations and termination of the Revolving Commitments pursuant to the provisions hereof, and except as provided in Article 2C with respect to the repayment of (i) any Initial Overadvance in the event that Excess Availability is equal to or greater than $18,000,000 for five (5) consecutive Business Days and (ii) any Subsequent Overadvance in the event that Excess Availability, determined on a pro forma basis after giving effect to such payment, would have been equal to or greater than $7,000,000 for the five (5) consecutive Business Days prior to the date of such prepayment, the Borrowers may not prepay or make any other payment or distribution of any kind (in cash, securities or otherwise but excluding, in the event there is no Actionable Default, payments of accrued and unpaid interest) in respect of or in connection with the Overadvance Term Loan at any time in whole or in part and all such principal amounts otherwise distributable in respect of or in connection with the Overadvance Term Loan shall be paid to the Agent for allocation to the Postpetition Obligations in respect of Revolving Loans, Letters of Credit Obligations and Term Loans as provided herein until all such obligations are indefeasibly paid in full in cash and the Revolving Commitments are fully terminated.

         1.5 The following Section 4.7C is hereby added to the Credit Agreement as follows:

         4.7C No Permitted Prepayment of Secondary Notes.

                  Until payment in full of all Postpetition Obligations in respect of Revolving Loans, Term Loans and Letter of Credit Obligations and termination of the Revolving Commitments pursuant to the provisions hereof, the Borrowers may not prepay or make any other payment or distribution of any kind whether at maturity or otherwise, in cash, securities or otherwise (but excluding (i) payments of fees by issuance of additional Secondary Notes and (ii) in the event there is no Actionable Default, payment of interest on such Secondary Notes) in respect of or in connection with the Secondary Notes until Agent has been indefeasibly paid in full in cash for allocation to the Postpetition Obligations in respect of Revolving Loans, Letters of Credit Obligations and Term Loans as provided herein and all such obligations and the Revolving Commitments are fully terminated.

         1.6 Section 5.2(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) The Borrowers will have Excess Availability of (i) if no Initial Advance is then outstanding, at least $10,000,000 after giving effect to such Revolving Loan or Letter of Credit; provided, that if an Initial Advance is funded on such day by the Overadvance Term Lender as set forth in Article 2C and remains outstanding, then the representation and warranty set forth in this Section 5.2(d)(i) will not be applicable or (ii) if an Initial Advance is then outstanding, at least $5,000,000 after giving effect to such Revolving Loan or Letter of Credit; provided, that if all nine of the Subsequent Advances have been funded by the Overadvance Term Lender as set forth in Article 2C and


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

         remain outstanding, then the representation and warranty set forth in this Section 5.2(d)(ii) will not be applicable.

         2.       Conditions Precedent.

         This Amendment becomes effective upon satisfaction of the following conditions:

         2.1 Amendment Approval Order. This Amendment has been approved by the Bankruptcy Court pursuant to an order (the "Amendment Approval Order"), which order is in full force and effect and has not been reversed, modified, amended, appealed or stayed. Each of the Agent and the Overadvance Term Lender shall have been satisfied with the form and substance (and the timing of the notice) of the motion for the entry of the Amendment Approval Order. In addition, each of the Agent and the Overadvance Term Lender shall have been satisfied with the form and substance of the Amendment Approval Order.

         2.2 Expenses. The Agent shall have been reimbursed for all fees and expenses incurred by the Agent in connection with this Amendment.

         2.3 Documents. The Agent has received all of the following, each duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Agent) in form and substance satisfactory to the Agent:

                  (a) Nineteenth Amendment. Ten copies of this Amendment executed by the LFC Funds Administrator, the Borrowers, the Agent and all Lenders;

                  (b) Fifth Amended and Restated Overadvance Term Note. For delivery to the Overadvance Term Lender, a Fifth Amended and Restated Overadvance Term Note, substantially in the form attached as Annex I hereto; and

                  (c) Other. Such other documents as the Agent may reasonably request, including but not limited to the Secondary Note in the form attached as Annex II hereto.

3.       Representations and Warranties.

         Each of the Borrowers represents and warrants to the Agent and each Lender that, after giving effect to this Amendment:

         3.1 Representations and Warranties. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).


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

         3.2 Events of Default. No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) under the terms of the Credit Agreement.

         3.3 Enforceability. Upon approval by the Bankruptcy Court (as contemplated by Section 2.1), this Amendment and the Credit Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and will be enforceable against such Persons in accordance with their respective terms.

         3.4 Consents. The execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court (as contemplated by Section 2.1), except such consents and approvals as have been obtained.

         4. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

         4.1 References. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder" "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         4.2 Ratification. Except as expressly set forth in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect and are ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders in no way obligates the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

5.       Governing Law.

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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


6.       Headings; Counterparts.

         Section headings in this Amendment are included for convenience of reference only and do not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                    LFC FUNDS ADMINISTRATOR:

                                    LEVITZ FURNITURE CORPORATION, a Florida
                                    corporation, in its capacity as LFC Funds
                                    Administrator


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------


                                    BORROWERS:

                                    LEVITZ FURNITURE CORPORATION, a Florida
                                    corporation, in its individual capacity and it its capacity as the LFC Funds Administrator


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------


                                    LEVITZ FURNITURE INCORPORATED, a Delaware corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------

                                    LEVITZ FURNITURE REALTY CORPORATION, a
                                    Florida corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------


                                    LEVITZ SHOPPING SERVICE, a Florida
                                    corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------


                                    LEVITZ FURNITURE COMPANY OF THE MIDWEST,
                                    INC., a Colorado corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------


                                    LEVITZ FURNITURE COMPANY OF THE PACIFIC,
                                    INC., a California corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------


                                    LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                    INC., a Washington corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------

                                    LEVITZ FURNITURE COMPANY OF THE MIDWEST
                                    REALTY, INC., a Colorado corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------


                                    LEVITZ FURNITURE COMPANY OF THE PACIFIC
                                    REALTY, INC., a California corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------


                                    LEVITZ FURNITURE COMPANY OF WASHINGTON
                                    REALTY, INC., a Washington corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------


                                    JOHN M. SMYTH COMPANY, an Illinois
                                    corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------


                                    JOHN M. SMYTH REALTY COMPANY, an Illinois corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------

                                    LEVITZ FURNITURE COMPANY OF MASSACHUSETTS,
                                    INC., a Massachusetts corporation


                                    By:    /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                    Name:  Michael E. McCreery
                                          --------------------------------------
                                    Title: SVP/Chief Financial Officer
                                          --------------------------------------

                                    AGENT:

                                    BT COMMERCIAL CORPORATION, in its capacity as Agent


                                    By:    /s/ FRANK FAZIO
                                          --------------------------------------
                                    Name:  Frank Fazio
                                          --------------------------------------
                                    Title: Director
                                          --------------------------------------


                                    REVOLVING LENDERS:

                                    BT COMMERCIAL CORPORATION, a Delaware
                                    corporation in its respective capacities as Revolving Lender and Collateral Agent


                                    By:    /s/ FRANK FAZIO
                                          --------------------------------------
                                    Name:  Frank Fazio
                                          --------------------------------------
                                    Title: Director
                                          --------------------------------------


                                    FINOVA CAPITAL CORPORATION, in its capacity as Revolving Lender


                                    By:    /s/ GERARD C. WORDELL
                                          --------------------------------------
                                    Name:  Gerard C. Wordell
                                          --------------------------------------
                                    Title: Authorized Signer
                                          --------------------------------------


                                    HELLER FINANCIAL, INC., in its capacity as Revolving Lender


                                    By:    /s/ DENNIS GRAHAM
                                          --------------------------------------
                                    Name:  Dennis Graham
                                          --------------------------------------
                                    Title: Assistant Vice President
                                          --------------------------------------


                                    LA SALLE NATIONAL BANK ASSOCIATION, in its capacity as Revolving Lender


                                    By:    /s/ CHRISTOPHER G. CLIFFORD
                                          --------------------------------------
                                    Name:  Christopher G. Clifford
                                          --------------------------------------
                                    Title: Sr. Vice President
                                          --------------------------------------

                                    TRANSAMERICA BUSINESS CREDIT CORPORATIONN, in its capacity as Revolving Lender


                                    By:    /s/ MICHAEL KEMPEL
                                          --------------------------------------
                                    Name:  Michael Kempel
                                          --------------------------------------
                                    Title: Vice President
                                          --------------------------------------


                                    GMAC BUSINESS CREDIT L.L.C., in its capacity as Revolving Lender


                                    By:    /s/ THOMAS BRENT
                                          --------------------------------------
                                    Name:  Thomas Brent
                                          --------------------------------------
                                    Title: Vice President
                                          --------------------------------------


                                    OVERADVANCE TERM LENDER:

                                    M.D. SASS CORPORATE RESURGENCE PARTNERS,
                                    L.P.


                                    By:    /s/ ROBERT T. SYMINGTON
                                          --------------------------------------
                                    Name:  Robert T. Symington
                                          --------------------------------------
                                    Title: Managing Director
                                          --------------------------------------

                         ANNEX I TO NINETEENTH AMENDMENT


                   AMENDED AND RESTATED OVERADVANCE TERM NOTE

                                   [Attached]

                FIFTH AMENDED AND RESTATED OVERADVANCE TERM NOTE

$55,000,000.00                                                     July 31, 2000

         FOR VALUE RECEIVED, each of the undersigned, (collectively, the "Borrowers") jointly and severally promises to pay to the order of M.D. Sass Corporate Resurgence Partners, L.P. (the "Overadvance Term Lender") at [ADDRESS] in lawful money of the United States of America and in immediately available funds at [DESCRIBE ACCOUNT] of the Credit Agreement, the principal amount of FIFTY FIVE MILLION DOLLARS ($55,000,000.00), or such lesser amount as may then constitute the unpaid aggregate principal amount of the Overadvance Term Loan evidenced by this Note, on the Overadvance Maturity Date or such earlier date as this Note may become due in accordance with the terms of the Credit Agreement referred to below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

         Each of the Borrowers further agrees, on a joint and several basis, to pay to the Overadvance Term Lender (i) interest on the unpaid principal amount owing hereunder monthly in arrears on the last Business Day of each month of the Borrowers at an interest rate per annum equal to 16%, from the date hereof until this Note is paid in full in accordance with its terms and (ii) a fee (the "Fee") in the amount of seventy-five (75) basis points per month on the aggregate of (x) the unpaid principal amount owing hereunder plus (y) the principal amount outstanding of any Secondary Notes referred to below until such Notes are paid in full in accordance with their terms. The Borrower will pay the Fee through the issuance of additional notes (the "Secondary Notes") in an aggregate principal amount equal to the amount of the Fee that would be payable with respect to this Note, if such Fee was paid in cash. The Secondary Notes will bear interest and have interest paying features and provisions for cost and expense reimbursement identical to this Note.

         If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         This Note is the Overadvance Term Note referred to in and executed and delivered pursuant to that certain Postpetition Credit Agreement dated as of September 5, 1997 (as the same has been modified through (and including) the nineteenth amendment thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Overadvance Term Lender, certain other financial institutions as Lenders and BT Commercial Corporation, as Agent.

         The Postpetition Obligations evidenced by this Note are secured by certain Collateral Documents. Reference is made to such Collateral Documents and the Credit Agreement for the terms and conditions governing the Collateral which secured the Postpetition Obligations. Except as provided in the Credit Agreement, no principal payment or other distribution of any kind (in cash, securities or otherwise but excluding, (i) in the event there is no Actionable Default, payment of accrued and unpaid interest and (ii) issuance of Secondary Notes) shall be made in respect of the Overadvance Term Loan at any time in whole or in part, and all such principal amounts otherwise distributable in respect of or in connection with the Overadvance Term Loan shall be paid to the Agent for allocation to the Postpetition Obligations in respect of Revolving Loans, Letters of Credit Obligations and Term Loans as provided herein, until all such Postpetition Obligations owing are indefeasibly paid in full in cash and the Revolving Commitments are fully terminated. In addition, as provided in the Credit Agreement and except as set forth in the Credit Agreement, the Overadvance Term Lender shall be bound by all modifications, extensions of maturity, waivers and amendments to the Credit Agreement executed by the Agent, Lenders, Majority Lenders and/or Majority Term Lenders (as applicable) and that none of same shall require advance notice to, or the consent of, any Overadvance Term Lender.

         Borrowers promise to pay all reasonable costs and expenses, including reasonable attorneys fees incurred in the collection and enforcement of this Note. Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time to or after the maturity hereof, without notice.

         Each Borrower (and each endorser, guarantor or surety hereof) hereby waives presentment, demand, protest and notice of any kind. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, each Borrower has caused this Note to be executed and delivered by such Borrower's duly authorized officer as of the date first set forth above.

                               LEVITZ FURNITURE CORPORATION, a Florida
                               corporation,

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ SHOPPING SERVICE, INC., a Florida corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               JOHN M. SMYTH COMPANY, an Illinois corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------

                               JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------

                               LEVITZ FURNITURE COMPANY OF MASSACHUSETTS, INC., a Massachusetts corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------

                        ANNEX II TO NINETEENTH AMENDMENT


                   AMENDED AND RESTATED FORM OF SECONDARY NOTE

                                   [Attached]

                                Secondary Note #___ for the period ending ______



                          AMENDED AND RESTATED FORM OF

                                 SECONDARY NOTE

                                                                   _______, 2000

         FOR VALUE RECEIVED, each of the undersigned (collectively, the "Borrowers") jointly and severally promises to pay to the order of M.D. Sass Corporate Resurgence Partners, L.P. (the "Overadvance Term Lender") at [ADDRESS] in lawful money of the United States of America and in immediately available funds at [DESCRIBE ACCOUNT] of the Credit Agreement, the principal amount of [AMOUNT OF NOTE ($______)], which principal amount shall be equal to the aggregate of (i) seventy-five (75) basis points on the unpaid aggregate principal amount of the Overadvance Term Loan evidenced by the Overadvance Term Note plus (y) seventy-five (75) basis points on the unpaid aggregate principal amount of any outstanding Secondary Notes previously issued in accordance with the terms of the Overadvance Term Note, on the Overadvance Maturity Date or such earlier date as this Note may become due in accordance with the terms of the Credit Agreement referred to below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

         Each of the Borrowers further agrees, on a joint and several basis, to pay to the Overadvance Term Lender interest on the unpaid principal amount owing hereunder monthly in arrears on the last Business Day of each month of the Borrowers at an interest rate per annum equal to sixteen percent (16%) from the date hereof until this Note is paid in full in accordance with its terms, in like money. Each additional Secondary Note issued pursuant to the Credit Agreement will bear interest and have interest paying features and provisions for cost and expense reimbursement identical to this Note.

         If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         This Note is one of the Secondary Notes referred to in and executed and delivered pursuant to that certain Postpetition Credit Agreement dated as of September 5, 1997 (as the same has been modified through (and including) the nineteenth amendment thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Overadvance Term Lender, certain other financial institutions as Lenders and BT Commercial Corporation, as Agent. This Note is issued, and the obligations evidenced hereby are, in addition to, and not in payment, replacement or substitution of, any other Secondary Note issued prior to the date hereof or any obligations evidenced thereby.

         The Postpetition Obligations evidenced by this Note are secured by certain Collateral Documents. Reference is made to such Collateral Documents and the Credit Agreement for the terms and conditions governing the Collateral which secured the Postpetition Obligations. Except as provided in the Credit Agreement, no principal payment or other distribution of any kind in cash, securities or otherwise (but excluding, in the event there is no Actionable Default, payment of interest on this Note) shall be made in respect of the obligations evidenced by this Note at any time in whole or in part, and all such principal amounts otherwise distributable in respect of or in connection with the obligations evidenced hereby shall be paid to the Agent for allocation to the Postpetition Obligations in respect of Revolving Loans, Letters of Credit Obligations and Term Loans as provided herein, until all such Postpetition Obligations owing are indefeasibly paid in full in cash and the Revolving Commitments are fully terminated. In addition, as provided in the Credit Agreement and except as set forth in the Credit Agreement, the Overadvance Term Lender shall be bound by all modifications, extensions of maturity, waivers and amendments to the Credit Agreement executed by the Agent, Lenders, Majority Lenders and/or Majority Term Lenders (as applicable) and that none of same shall require advance notice to, or the consent of, any Overadvance Term Lender.

         Borrowers promise to pay all reasonable costs and expenses, including reasonable attorneys' fees incurred in the collection and enforcement of this Note. Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time to or after the maturity hereof, without notice.

         Each Borrower (and each endorser, guarantor or surety hereof) hereby waives presentment, demand, protest and notice of any kind. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, each Borrower has caused this Note to be executed and delivered by such Borrower's duly authorized officer as of the date first set forth above.

                               LEVITZ FURNITURE CORPORATION, a Florida
                               corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ SHOPPING SERVICE, INC., a Florida corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------

                               LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               JOHN M. SMYTH COMPANY, an Illinois corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------


                               JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------

                               LEVITZ FURNITURE COMPANY OF MASSACHUSETTS, INC., a Massachusetts corporation

                               By:
                                      ------------------------------------------
                               Name:  Michael E. McCreery
                                      ------------------------------------------
                               Title: Sr. Vice President/Chief Financial Officer
                                      ------------------------------------------